Registration No. 333-287561	Registration No. 333-287362	Registration No. 333-283377
Registration No. 333-283376	Registration No. 333-253875	Registration No. 333-228189
Registration No. 333-210077	Registration No. 333-203995	Registration No. 333-203992
Registration No. 333-194364	Registration No. 333-181432	Registration No. 333-178334
Registration No. 333-170931	Registration No. 333-170930	Registration No. 333-166960
Registration No. 333-163444	Registration No. 333-157536	Registration No. 333-150758
Registration No. 333-124735	Registration No. 333-121144	Registration No. 333-115845
Registration No. 333-113967	Registration No. 333-113966	Registration No. 333-74960
Registration No. 333-69073	Registration No. 333-60494	Registration No. 033-54431
Registration No. 333-46952	Registration No. 033-54339

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-287561

(401(k) Plan and Trust Agreement)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-287362

(Flexible Stock Plan)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-283377

(2005 Executive Stock Unit Program)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-283376

(Deferred Compensation Program)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-253875

(2005 Executive Stock Unit Program)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-228189

(401(k) Plan and Trust Agreement)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-210077

(2005 Executive Stock Unit Program)

POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-8 REGISTRATION STATEMENT NO. 333-203995

(Discount Stock Plan)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-203992

(Flexible Stock Plan)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-194364

(2005 Executive Stock Unit Program)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-181432

(Flexible Stock Plan)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-178334

(Flexible Stock Plan)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-170931

(2005 Executive Stock Unit Program)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-170930

(Flexible Stock Plan)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-166960

(Flexible Stock Plan)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-163444

(Flexible Stock Plan)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-157536

(Deferred Compensation Program)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-150758

(Flexible Stock Plan)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-124735

(Flexible Stock Plan)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-121144

(Deferred Compensation Program)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-115845 (1989 Discount Stock Plan)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-113967

(Stock Bonus Plan)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-113966

(1989 Flexible Stock Plan)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-74960

(Deferred Compensation Program)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-69073

(1989 Flexible Stock Plan)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-60494

(1989 Flexible Stock Plan)

POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-8 REGISTRATION STATEMENT NO. 033-54431 (Stock Bonus Plan)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-46952

(1989 Discount Stock Plan)

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 033-54339

(1989 Flexible Stock Plan)

UNDER

THE SECURITIES ACT OF 1933

Leggett & Platt, Incorporated

(Exact name of registrant as specified in its charter)

Missouri	44-0324630
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1 Leggett Road, Carthage, Missouri	64836
(Address of Principal Executive Offices)	(Zip Code)

Leggett & Platt, Incorporated 401(k) Plan and Trust Agreement

Leggett & Platt, Incorporated Flexible Stock Plan

Leggett & Platt, Incorporated 2005 Executive Stock Unit Program

Leggett & Platt, Incorporated Deferred Compensation Program

Leggett & Platt, Incorporated Discount Stock Plan

Stock Bonus Plan

1989 Discount Stock Plan

1989 Flexible Stock Plan

(Full title of the plans)

Jennifer J. Davis

Executive Vice President - General Counsel

1 Leggett Road

Carthage, Missouri 64836

(Name and address of agent for service)

(417) 358-8131

(Telephone number, including area code, of agent for service)

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

DEREGISTRATION OF SHARES

These Post-Effective Amendments (the “Post-Effective Amendments”), filed by Leggett & Platt, Incorporated, a Missouri corporation (the “Registrant”), with the Securities and Exchange Commission (the “SEC”), relate to the following Registration Statements on Form S-8 (collectively, as each amended as of immediately prior to the filing of these Post-Effective Amendments, the “S-8 Registration Statements”):

•	Registration Statement on Form S-8 (Registration No. 333-287561), filed with the SEC on May 23, 2025;

•	Registration Statement on Form S-8 (Registration No. 333-287362), filed with the SEC on May 16, 2025;

•	Registration Statement on Form S-8 (Registration No. 333-283377), filed with the SEC on November 21, 2024;

•	Registration Statement on Form S-8 (Registration No. 333-283376), filed with the SEC on November 21, 2024;

•	Registration Statement on Form S-8 (Registration No. 333-253875), filed with the SEC on March 4, 2021;

•	Registration Statement on Form S-8 (Registration No. 333-228189), filed with the SEC on November 6, 2018;

•	Registration Statement on Form S-8 (Registration No. 333-210077), filed with the SEC on March 10, 2016;

•	Registration Statement on Form S-8 (Registration No. 333-203995), filed with the SEC on May 8, 2015, as amended;

•	Registration Statement on Form S-8 (Registration No. 333-203992), filed with the SEC on May 8, 2015;

•	Registration Statement on Form S-8 (Registration No. 333-194364), filed with the SEC on March 6, 2014;

•	Registration Statement on Form S-8 (Registration No. 333-181432), filed with the SEC on May 15, 2012;

•	Registration Statement on Form S-8 (Registration No. 333-178334), filed with the SEC on December 5, 2011;

•	Registration Statement on Form S-8 (Registration No. 333-170931), filed with the SEC on December 2, 2010;

•	Registration Statement on Form S-8 (Registration No. 333-170930), filed with the SEC on December 2, 2010;

•	Registration Statement on Form S-8 (Registration No. 333-166960), filed with the SEC on May 19, 2010;

•	Registration Statement on Form S-8 (Registration No. 333-163444), filed with the SEC on December 2, 2009;

•	Registration Statement on Form S-8 (Registration No. 333-157536), filed with the SEC on February 26, 2009;

•	Registration Statement on Form S-8 (Registration No. 333-150758), filed with the SEC on May 8, 2008;

•	Registration Statement on Form S-8 (Registration No. 333-124735), filed with the SEC on May 9, 2005;

•	Registration Statement on Form S-8 (Registration No. 333-121144), filed with the SEC on December 10, 2004;

•	Registration Statement on Form S-8 (Registration No. 333-115845), filed with the SEC on May 25, 2004;

•	Registration Statement on Form S-8 (Registration No. 333-113967), filed with the SEC on March 26, 2004;

•	Registration Statement on Form S-8 (Registration No. 333-113966), filed with the SEC on March 26, 2004;

•	Registration Statement on Form S-8 (Registration No. 333-74960), filed with the SEC on December 12, 2001;

•	Registration Statement on Form S-8 (Registration No. 333-60494), filed with the SEC on May 9, 2001;

•	Registration Statement on Form S-8 (Registration No. 333-46952), filed with the SEC on September 29, 2000;

•	Registration Statement on Form S-8 (Registration No. 333-69073), filed with the SEC on December 17, 1998;

•	Registration Statement on Form S-8 (Registration No. 033-54431), filed with the SEC on July 1, 1994, as amended;

•	Registration Statement on Form S-8 (Registration No. 033-54339), filed with the SEC on June 28, 1994.

On August 26, 2026, pursuant to an Agreement and Plan of Merger, dated as of April 13, 2026, by and among the Registrant, Somnigroup International Inc., a Delaware corporation (“Somnigroup”), and Sparrow Unity Corporation, a Missouri corporation and a direct, wholly owned subsidiary of Somnigroup (“Merger Sub”), Somnigroup acquired the Registrant through the merger of Merger Sub with and into the Registrant (the “Merger”), with the Registrant surviving the Merger as a direct, wholly owned subsidiary of Somnigroup.

In connection with the Merger, the Registrant has terminated any and all offerings of the Registrant’s securities pursuant to existing registration statements, including the S-8 Registration Statements. In accordance with the undertaking made by the Registrant in each of the S-8 Registration Statements to remove from registration, by means of a post-effective amendment, any of the Registrant’s securities that remain unsold at the termination of each such offering, the Registrant hereby removes from registration, by means of these Post-Effective Amendments, any and all securities registered under the S-8 Registration Statements that remain unsold as of the effectiveness of the Merger on August 26, 2026 and terminates the effectiveness of each of the S-8 Registration Statements.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets the requirements for filing on Form S-8 and has duly caused these Post-Effective Amendments to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carthage, State of Missouri, August 27, 2026.

LEGGETT & PLATT, INCORPORATED

By:	/s/ Jennifer J. Davis
Name:	Jennifer J. Davis
Title:	Executive Vice President – General Counsel

No other person is required to sign these Post-Effective Amendments in reliance upon Rule 478 under the Securities Act of 1933, as amended.